Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Marlin Business Services Corp. for the year ended December 31, 2015 (the “Annual Report”), Edward J. Siciliano, as Interim Chief Executive Officer of the Company, and W. Taylor Kamp, as Chief Financial Officer of the Company, each hereby certifies, that pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his or her knowledge:

(1) The Annual Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Marlin Business Services Corp.

/s/ Edward J. Siciliano

Edward J. Siciliano

Interim Chief Executive Officer

/s/ W. Taylor Kamp

W. Taylor Kamp

Chief Financial Officer & Senior Vice President

(Principal Financial Officer)

Date: March 4, 2016